Acquisition of Lion Truck Body and Contingent Liability	12 Months Ended
Mar. 31, 2024
Disclosure of detailed information about business combination [abstract]
Acquisition of Lion Truck Body and Contingent Liability [Text Block]

22. Acquisition of Lion Truck Body and Contingent Liability

On July 7, 2022 GreenPower entered into an asset purchase agreement with Lion Truck Body Inc., a truck body manufacturer located in Torrance, CA, under which Greenpower purchased all of the assets of the business through its wholly owned subsidiary, Lion Truck Body Incorporated. GreenPower accounted for the acquisition of the net assets of Lion Truck Body Inc. as a business combination under IFRS 3.

The acquisition included that GreenPower would assume a term loan from the seller subject to the seller obtaining the required consents to allow for the assumption. The term loan had a principal outstanding of approximately of approximately $1.5 million as at July 7, 2022, an interest rate of 3.75%, a maturity in May 2050, and fixed monthly payments. As at March 31, 2024 the seller has not provided the Company with any evidence that he has obtained the required consents for the Company to assume the loan and there is significant uncertainty over whether the seller will obtain these consents. In accordance with IAS 37, as at March 31, 2024, amounts representing the term loan have been recognized as a contingent liability on the Company's Consolidated Statement of Financial Position.

As at March 31, 2023 management determined that the fair value of the term loan as at the acquisition date, assuming a market rate of interest, was approximately $0.6 million. In addition, management previously determined that the below market rate of interest on the loan represents government assistance and previously accounted for this assistance in accordance with IAS 20, by booking a deferred benefit of government assistance of $0.7 million at the acquisition date, which was to be recognized in earnings over the term of the loan. Amounts that were previously recognized as a term loan and deferred benefit of government assistance, as well as certain accounts payable and accrued liabilities associated with the loan, were recognized as a contingent liability as at March 31, 2024.

As at the acquisition date, the determination of the fair value of the assumed loan and of the deferred benefit of government assistance required management to make a number of critical assumptions and estimates, such as the incremental borrowing rates as at the acquisition date. These assumptions and estimates had a significant impact on the carrying value of these liabilities, and the determination that there was goodwill paid on the transaction. Based on management's determination of the fair value of consideration transferred and of the net assets acquired, GreenPower recorded goodwill of $250,832 on the acquisition. The goodwill was tested for impairment as at March 31, 2023 and was written down due to management's determination that the expected future cash flows of the business would be insufficient to support goodwill or intangible assets at the entity. This determination and the estimates and assumptions about future events had a negative impact on the loss for the year ended March 31, 2023.

Since the date of acquisition the impact on revenues for the period ending March 31, 2023 was $1,897,605. The impact to consolidated earnings over the same period was ($864,996), which includes the goodwill writedown of $250,832.

The table below reflects management's determination of the fair value of major categories of assets acquired, liabilities assumed and consideration transferred as at the acquisition date.

Fair value of consideration transferred
Purchase price	$240,000
less: Working capital adjustment	(152,873)
Cash purchase price	$87,127

Fair value of net assets acquired
Accounts receivables	$127,852
Inventory	786,688
Equipment	268,252
Right of use asset	448,512
Goodwill	250,832
Accounts payable	(83,562)
Lease liabilities	(433,512)
Deferred benefit of government assistance	(699,327)
Loans	(578,608)

Total	$87,127